UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2009

DANVERS BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-33896

Delaware	04-3445675
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Conant Street, Danvers, Massachusetts 01923
(Address of Principal Executive Offices, including Zip Code)

(978) 777-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

As reflected by paragraph (a) of Item 9.01 of the Form 8-K filed on October 30, 2009 (the “Initial Form 8-K”), the attached financial information was omitted from the disclosure contained in the Initial Form 8-K.  Attached hereto as Exhibit 99.2 and incorporated herein by reference is the audited consolidated balance sheets of Beverly National Corporation as of December 31, 2008 and 2007 and the related audited consolidated statements of income, changes in stockholders’ equity and statements of cash flows for each of the two years in the period ended December 31, 2008. Attached hereto as Exhibit 99.3 and incorporated herein by reference is the unaudited consolidated balance sheet of Beverly National Corporation as of September 30, 2009 and the related audited consolidated statements of income, and statements of cash flows for the nine months ended September 30, 2009 and 2008.

(b)                                 Pro Forma Financial Information.

As reflected by paragraph (b) of Item 9.01 of the Initial Form 8-K, the attached financial information was omitted from the disclosure contained in the Initial Form 8-K.  Attached hereto as Exhibit 99.4 and incorporated herein by reference is the required unaudited pro forma financial information of Danvers Bancorp, Inc. for the year ended December 31, 2008 and as of and for the nine months ended September 30, 2009.

(d)                                 Exhibits.

Exhibit No.	Description

99.2	Audited consolidated financial statements of Beverly National Corporation as of December 31, 2008 and 2007

99.3	Unaudited consolidated financial statements of Beverly National Corporation at and for the nine months ended September 30, 2009 and 2008

99.4	Unaudited pro forma consolidated financial statements of Danvers Bancorp, Inc. at and for the year ended December 31, 2008 and the nine months ended September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2010	DANVERS BANCORP, INC.

	By :	/s/ L. Mark Panella
		Name:	L. Mark Panella
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.2	Audited consolidated financial statements of Beverly National Corporation as of December 31, 2008 and 2007

99.3	Unaudited consolidated financial statements of Beverly National Corporation at and for the nine months ended September 30, 2009 and 2008

99.4	Unaudited pro forma consolidated financial statements of Danvers Bancorp, Inc. at and for the year ended December 31, 2008 and the nine months ended September 30, 2009